For Immediate Release

                                                           Contact: Betty Feezor
                                                              404-728-3204 Voice
                                                                404-728-3417 Fax
                                                investor.relations@globalpay.com
                                                --------------------------------


                GLOBAL PAYMENTS ANNOUNCES THIRD QUARTER RESULTS


ATLANTA, March 21, 2001 --- Global Payments Inc. ("Global") (NYSE: GPN) completed its spin-off from National Data Corporation and began trading on the New York Stock Exchange on February 1, 2001. Today, Global announced its third fiscal quarter financial results. These results are stated on a normalized basis, which excludes the impact of divested businesses and other non-recurring items, and includes certain pro forma costs assuming the spin-off occurred on June 1, 1999.

     For the third fiscal quarter ended February 28, 2001, normalized revenue was $80.7 million, net income was $5.8 million, and basic earnings per share was $0.22. These results compare to prior year third fiscal quarter normalized revenue of $79.6 million, net income of $6.3 million, and basic earnings per share of $0.24.

     For the nine months ended February 28, 2001, normalized revenue was $247.6 million, net income was $22.2 million, and basic earnings per share was $0.84. These results compare to prior year same period normalized revenue of $245.3 million, net income of $23.6 million, and basic earnings per share of $0.88.

     The year over year results reflect growth of direct card transactions in the mid-teens offset by declines in the funds transfer and indirect businesses. Global continues to be a strong generator of cash, with EBITDA of $17.0 million for the quarter.

     On March 20, 2001 Global closed its transaction with Canadian Imperial Bank of Commerce (CIBC) to acquire certain net assets of CIBC's merchant acquiring business and to form a ten year marketing alliance to offer credit and debit card payment products and services to merchants in Canada. Global issued 9,764,623 shares of unregistered common stock to CIBC, valued at $133.6 million on the closing date, providing CIBC with a 26.25% ownership position in Global Payments. Global's results for its fourth quarter ending May 31, 2001 will include a partial period of CIBC results.

     In commenting on third quarter results, Paul R. Garcia, chief executive officer, said, "We are pleased with the progress we have made to-date in our core business and are encouraged by these results. With the completion of the spin-off from NDC, we are now operating as a stand alone public company focused on providing electronic payment
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processing services. The acquisition of CIBC's merchant acquiring business is an important element in the continued expansion of our business in North America."

     Global Payments Inc. is a leading provider of electronic transaction processing services to merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations. Global Payments offers a comprehensive line of payment solutions, including credit and debit cards, business-to-business purchasing cards, gift cards, check guarantee, check verification and recovery, terminal management and funds transfer services.

This document may contain forward-looking statements concerning the Company's operations, current and future performance and financial condition. These items involve risks and uncertainties such as product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, development difficulties, the ability to consummate and integrate acquisitions, and other risks detailed in the Company's SEC filings, including the most recent Form 10. The Company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

                                    GAAP Reporting: Includes divested businesses


UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES


(In thousands, except per share data)
================================================================================

                                              Three Months Ended February 28/29,
                                              ----------------------------------
                                                        2001              2000
                                                       -------          -------

Revenues                                               $80,674          $81,827
--------------------------------------------------------------------------------

Operating expenses:
 Cost of service                                        44,607           44,541
 Sales, general and administrative                      24,101           23,866
                                                       -------          -------
                                                        68,708           68,407
                                                       -------          -------

Operating income                                        11,966           13,420
--------------------------------------------------------------------------------

Other income (expense):
 Interest and other income                                 260              513
 Interest and other expense                             (1,425)          (1,626)
 Minority interest                                      (1,295)          (1,031)
                                                       -------          -------
                                                        (2,460)          (2,144)
                                                       -------          -------

Income before income taxes                               9,506           11,276
Provision for income taxes                               3,660            4,346
--------------------------------------------------------------------------------
 Net income                                            $ 5,846          $ 6,930
                                                       =======          =======

Basic earnings per share:                              $  0.22          $  0.26
                                                       =======          =======
Weighted average basic shares
  outstanding                                           26,475           26,336
                                                       =======          =======

                                    GAAP Reporting: Includes divested businesses


UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES


(In thousands, except per share data)
================================================================================

                                               Nine Months Ended February 28/29,
                                               ---------------------------------
                                                     2001              2000
                                                   --------          --------

Revenues                                           $250,496          $255,828
--------------------------------------------------------------------------------

Operating expenses:
 Cost of service                                    133,738           136,454
 Sales, general and administrative                   72,239            70,140
                                                   --------          --------
                                                    205,977           206,594
                                                   --------          --------

Operating income                                     44,519            49,234
--------------------------------------------------------------------------------

Other income (expense):
 Interest and other income                            1,490             1,157
 Interest and other expense                          (4,815)           (4,805)
 Minority interest                                   (3,955)           (3,025)
                                                   --------          --------
                                                     (7,280)           (6,673)
                                                   --------          --------

Income before income taxes                           37,239            42,561
Provision for income taxes                           14,337            16,404
--------------------------------------------------------------------------------
 Net income                                        $ 22,902          $ 26,157
                                                   ========          ========

Basic earnings per share:                          $   0.87          $   0.98
                                                   ========          ========
Weighted average basic shares outstanding            26,336            26,712
                                                   ========          ========

UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
GLOBAL PAYMENTS INC. AND SUBSIDIARIES


(In thousands)
================================================================================

                                               Nine Months Ended February 28/29,
                                               ---------------------------------
                                                              2001       2000
                                                           ---------   --------
Cash flows from operating activities:
 Net income                                                $  22,902   $ 26,157
 Non-cash items
  Depreciation and amortization                               14,806     14,709
  Deferred income taxes                                        1,054       (698)
  Minority interest in earnings                                3,954      3,312
  Other, net                                                   2,144      1,923
 Changes in working capital, which provided (used) cash
  Merchant processing                                          5,853     (1,795)
  Other, net                                                   4,182      5,376
                                                           ---------   --------
   Net cash provided by operating activities                  54,895     48,984
                                                           ---------   --------

Cash flows from investing activities:
 Capital expenditures                                         (5,934)    (7,040)
 Net business development activities                             752          -
                                                           ---------   --------
   Net cash used by investing activities                      (5,182)    (7,040)
                                                           ---------   --------

Cash flows from financing activities:
 Net borrowings on line of credit                             59,000          -
 Net borrowings from (repayments to) NDC                    (105,310)   (27,474)
 Principal payments under capital leases and other notes      (2,259)    (8,465)
 Distributions to minority interests                          (3,360)    (2,505)
                                                           ---------   --------
   Net cash used in financing activities                     (51,929)   (38,444)
                                                           ---------   --------

Increase in cash and cash equivalents                         (2,216)     3,500
Cash and cash equivalents, beginning of period                 2,766      1,356
                                                           ---------   --------
Cash and cash equivalents, end of period                   $     550   $  4,856
                                                           =========   ========

CONSOLIDATED CONDENSED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES


(In thousands)
================================================================================

                                                 February 28,      May 31,
                                                     2001           2000
                                                   --------       --------
                                                  (Unaudited)
Assets
------
Cash and cash equivalents                          $    550       $  2,766
Accounts receivable, net                             38,494         34,229
Merchant processing receivable                       19,017         32,213
Other current assets                                  7,921         11,017
                                                   --------       --------
  Current assets                                     65,982         80,225

Property and equipment, net                          24,119         28,665
Intangible assets, net                              166,494        173,726
Other assets                                          5,442          5,330
                                                   --------       --------
    Total assets                                   $262,037       $287,946
                                                   ========       ========

Liabilities & Shareholders' Equity
----------------------------------
Line of credit                                     $ 59,000       $      -
Due to NDC                                                -         96,125
Merchant processing payable                           4,660         11,880
Accounts payable and other accrued liabilities       32,403         26,748
Obligations under capital leases                      2,718          2,900
                                                   --------       --------
  Current liabilities                                98,781        137,653

Obligations under capital leases                      2,255          4,332
Other accrued liabilities                            11,324          7,694
                                                   --------       --------
  Total liabilities                                 112,360        149,679
                                                   --------       --------

Minority interest in equity of subsidiaries          19,066         18,472
Shareholders' equity                                130,611        119,795
                                                   --------       --------
    Total liabilities & shareholders' equity       $262,037       $287,946
                                                   ========       ========

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
RECONCILIATION OF GAAP TO NORMALIZED RESULTS
GLOBAL PAYMENTS INC.

(In thousands, except per share data)
-------------------------------------------------------------------------------------------------------------------------------

                                                                      Three Months Ended                Nine Months Ended
                                                                        February 28/29,                  February 28/29,
                                                                    ------------------------       ---------------------------
                                                                       2001          2000             2001             2000
                                                                    ----------    ----------       -----------     -----------

Revenue
-------
GAAP revenue                                                        $   80,674    $   81,827        $  250,496      $  255,828
Impact of divested businesses and other, net                                 -        (2,213)           (2,878)        (10,561)
                                                                    ----------    ----------        ----------     -----------
Normalized revenue                                                  $   80,674    $   79,614        $  247,618      $  245,267
                                                                    ==========    ==========        ==========      ==========


Basic earnings per share
------------------------
GAAP basic earnings per share                                       $     0.22    $     0.26        $     0.87       $    0.98
Interest expense associated with a higher average cost of
    funds that will be incurred as a separate independent
    public company(1)                                                        -             -             (0.02)          (0.01)
Additional sales, general and administrative expenses that will
    be incurred as a separate independent public company(1)                  -         (0.02)            (0.01)          (0.07)
Impact of losses from divested businesses and other, net                     -             -                 -           (0.02)
                                                                    ----------    ----------        ----------       ---------
Normalized basic earnings per share                                 $     0.22    $     0.24        $     0.84       $    0.88
                                                                    ==========    ==========        ==========       =========


------------------------

(1) Adjustment and pro forma methodology included in our latest Registration Statement on Form 10 filed on
     December 28, 2000 for the year ended May 31, 2000 and the three months ended August 31, 2000.

                                                                                                         Press Release Page 7

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